UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 26, 2004


                                  ROLLINS, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                         1-4422                51-0068479
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
          incorporation)                                    Identification No.)


                2170 Piedmont Road, N.E., Atlanta, Georgia 30324
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (404) 888-2000


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


  ---
          Written communications pursuant to Rule 425 under the Securities Act
  ---     (17 CFR 230.425)

  ---
          Soliciting material pursuant to Rule 14a-12 under the Exchange Act
  ---     (17 CFR 240.14a-12)

  ---
          Pre-commencement communications pursuant to Rule 14d-2(b) under the
  ---     Exchange Act (17 CFR 240.14d-2(b))

  ---
          Pre-commencement communications pursuant to Rule 13e-4(c) under the
  ---     Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events.

     On October 26, 2004, Rollins, Inc., a premier North American consumer services company (NYSE Ticker Symbol - ROL), at a meeting of the Board of Directors yesterday, declared a regular quarterly dividend of $0.06 per share payable December 10, 2004 to stockholders of record at the close of business November 10, 2004.

Item 9.01.  Financial Statements and Exhibits

Exhibit No.               Description
   99.1                   Press Release Dated October 26, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Rollins, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ROLLINS, INC.


Date:  October 26, 2004               By:  /s/ Harry J. Cynkus
                                         ---------------------------------------
                                    Name:  Harry J. Cynkus
                                   Title:  Chief Financial Officer and Treasurer